News

CONTACTS:	Charles E. Hughes, Jr.	T. Edwin Stinson, Jr.
	President and CEO	Chief Financial Officer
	Direct — 904/332-7777	Direct — 904/332-7772
	E-mail chughes@flbk.com	E-mail estinson@flbk.com

FLORIDA BANKS REPORTS SECOND QUARTER EARNINGS OF $0.19 PER DILUTED SHARE, UP
FROM $0.02 PER DILUTED SHARE IN THE PRIOR YEAR PERIOD

COMPANY INCREASES FULL-YEAR GUIDANCE TO $0.60 PER DILUTED SHARE

JACKSONVILLE, Fla. (July 15, 2003) — Florida Banks, Inc. (NASDAQ: FLBK) today reported higher revenues and earnings for the second quarter and six months ended June 30, 2003.

     For the second quarter, net income applicable to common shares increased to $1.3 million from $141,000 in the same period last year. On a diluted per share basis, the Company’s second quarter earnings increased to $0.19 versus $0.02 per share in the same period last year. For the six months ended June 30, 2003, net income applicable to common shares increased 294% to $2.0 million from $518,000 for the same period in 2002. On a diluted per share basis, earnings increased 263% to $0.29 versus $0.08 per share in the first six months of 2002.

     Net interest income after provision for loan losses increased 52% to $6.0 million in the second quarter of 2003 from $4.0 million in the same period last year. The provision for loan losses for the quarter was $964,000 versus $1.0 million in the second quarter last year. For the first half of 2003, net interest income after provision for loan losses increased 40% to $11.0 million from $7.9 million in the first half of 2002. The provision for loan losses for the 2003 year-to-date period was $1.9 million compared with $1.4 million for the same period last year.

     Commenting on the announcement, Charles E. Hughes, Jr., President and Chief Executive Officer of Florida Banks, said, “We were very pleased to see the momentum that characterized the Company’s operations in the opening quarter of 2003 continue into the second quarter. The commercial banking operations continued the pace of growth from the first quarter with loans growing at an annualized rate of 25% and revenues increasing approximately 55% on an annualized basis from the first quarter. The new wholesale mortgage operation, which began in the fourth quarter of last year, also continued its growth as demand for mortgage loans remained strong in the second quarter, enabling this new division to create more than $5.1 million in revenue during the quarter. In addition, in spite of the overall lower interest rates, the net interest margin improved for the second consecutive quarter primarily as a result of the stable yields on earning assets and the continued reduction in funding costs. We continue to believe that the balance that exists between the business-oriented, community-banking operations and our wholesale mortgage business positions the Company for solid top- and bottom-line growth in the months ahead.”

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TEL: 904.332.7772 FAX: 904.296.2820
5210 BELFORT ROAD, SUITE 310
JACKSONVILLE, FLORIDA 32256
P.O. BOX 551430, JACKSONVILLE, FLORIDA 32255-1430

FLORIDA BANK, N.A., MEMBER FDIC

FLBK Announces Second Quarter Results

July 15, 2003

     Hughes added: “The original goal for 2003 called for Florida Banks to again double its earnings, and earlier this year the plan was revised upward to $0.48 per diluted share versus $0.20 per diluted share in 2002. Considering the accelerating trends in revenues and earnings during the second quarter, we believe it is appropriate to again raise the expectations for the year, and we now believe that Florida Banks’ earnings for 2003 will approach $0.60 per diluted share, representing an expected one-year increase of 210%.” In providing the Company’s revised guidance, Hughes noted that the Company’s wholesale mortgage division, which has accounted for a significant portion of the Company’s revenues and earnings in 2003, has been primarily dependent on refinancing transactions. Any substantial decrease in such transactions could have a negative impact on the earnings of the mortgage division. However, if the decrease in refinancing transactions is due primarily to higher interest rates, the negative impact on mortgage lending activity is expected to be partially offset by the benefits of improved margins from higher rates on the Company’s core loan portfolio.

     At June 30, 2003, Florida Banks had total assets of $921.8 million, representing an increase of 22% from total assets of $756.1 million at December 31, 2002, and a 45% increase over total assets of $638.0 million at June 30, 2002. Net loans held for investment at June 30, 2003, were $618.6 million, representing an increase of 14% from net loans of $543.2 million at December 31, 2002, and a 27% increase from net loans of $479.8 million at of June 30, 2002. Loans held for sale totaled $106.6 million at June 30, 2003, up 95% from $54.7 million at December 31, 2002. The Company had no loans held for sale at the end of the second quarter of 2002.

     The Company continued to fund its loan growth in the second quarter of 2003 primarily through increased deposits, along with repurchase agreements and other borrowings. At June 30, 2003, deposits totaled $767.4 million, up 15% from $664.9 million at December 31, 2002, and up 46% from $525.0 million at the end of the second quarter last year.

     A public, listen-only simulcast and replay of Florida Bank’s second quarter conference call will begin at 11:00 a. m. Eastern Time tomorrow (July 16, 2003) and may be accessed with appropriate software at the Company’s web site (www.flbk.com). Access to the conference call is also available by dialing 1-800-289-0528 if Internet access is unavailable. A replay of this call will be available using these same links beginning at approximately 2:00 p.m. tomorrow and continuing through August 16, 2003.

     Florida Banks, Inc. is a Jacksonville-based holding company for a statewide community banking system in certain of Florida’s largest and fastest-growing markets. The Company’s community banking approach emphasizes responsive and personalized service to its customers at a level normally reserved for only the very best customers of large banks. Local banking affiliates of Florida Banks, Inc. offer a range of traditional banking products and services to small and medium-sized businesses and professionals. Florida Banks, Inc. also provides personal banking services for the owners and executives of those businesses. The Company operates full-service banking offices in Tampa, Jacksonville, Alachua County (Gainesville), Broward County (Ft. Lauderdale), Pinellas County (St. Petersburg/Clearwater/Largo), Marion County (Ocala), and recently opened a loan production office in West Palm Beach.

     Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, general economic conditions, competition, interest rate sensitivity, exposure to regulatory and legislative changes and other uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings.

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FLBK Announces Second Quarter Results

July 15, 2003

FLORIDA BANKS, INC.
Summary Financial Highlights (Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2003	2002	2003	2002

Net interest income	$6,978	$4,988	$12,837	$9,267
Provision for loan losses	964	1,028	1,853	1,408

Net interest income after provision for loan losses	6,014	3,960	10,984	7,859
Noninterest income	5,168	569	8,852	1,106
Noninterest expenses	9,142	4,270	16,577	7,903

Income before provision for income taxes	2,040	259	3,259	1,062
Provision for income taxes	671	97	1,097	404

Income before preferred stock dividends	$1,369	$162	$2,162	$658
Preferred stock dividends	62	20	124	140

Net income applicable to common shares	$1,307	$141	$2,038	$518

Earnings per share:
Basic	$0.19	$0.02	$0.30	$0.08

Diluted	$0.19	$0.02	$0.29	$0.08

Weighted average shares:
Basic	6,785,506	6,552,607	6,784,051	6,124,728

Diluted	6,995,086	6,662,100	6,932,307	6,208,273

Net interest rate spread	3.03%	3.09%	2.92%	2.93%
Net interest margin	3.39%	3.69%	3.31%	3.54%
Noninterest income ratio	2.38%	0.40%	2.16%	0.40%
Overhead ratio	4.20%	3.03%	4.05%	2.88%
Return on average assets	0.60%	0.10%	0.50%	0.19%
Return on average equity	9.57%	1.22%	7.53%	2.20%

	June 30,	Dec. 31,	June 30,
	2003	2002	2002

Total assets	$921,813	$756,066	$637,965
Loans held for investment, net	618,634	543,192	479,833
Deposits	767,445	664,910	525,002
Shareholders’ equity	55,120	52,964	47,003
Book value per common share (Basic)	7.39	7.09	6.99
Book value per common share (Diluted)	7.17	6.99	6.90

Financial information contained in this news release is derived from the unaudited Condensed Balance Sheets and unaudited Condensed Statements of Operations for the indicated periods. Percentage changes are calculated on the actual amount of the change and dollar amounts are rounded for presentation purposes. Complete quarterly financial statements are available on the Company’s website (www.flbk.com) under the Financial Releases section of Investor Relations.

-END-

FLORIDA BANKS, INC.

CONDENSED BALANCE SHEETS (Unaudited)

	June 30,	December 31,
	2003	2002

ASSETS

CASH AND DUE FROM BANKS	$92,850,657	$26,964,504
FEDERAL FUNDS SOLD AND REPURCHASE AGREEMENTS	27,372,000	62,515,000

Total cash and cash equivalents	120,222,657	89,479,504

INVESTMENT SECURITIES:
Available for sale, at fair value (cost $45,727,698 and $50,155,158 at June 30, 2003 and December 31, 2002)	46,142,241	50,930,650
Held to maturity, at cost (fair value $0 and $229,475 at June 30, 2003 and December 31, 2002)	227,925
Other investments	3,304,050	2,493,350

Total investment securities	49,446,291	53,651,925

MORTGAGE LOANS HELD FOR SALE	106,602,354	54,674,248

LOANS HELD FOR INVESTMENT:
Commercial real estate	381,213,368	313,120,588
Commercial	164,341,868	166,122,230
Residential mortgage	31,130,448	23,080,140
Consumer	48,135,545	45,859,704
Credit card and other loans	2,497,060	2,791,678

Total loans	627,318,289	550,974,340
Allowance for loan losses	(7,997,368)	(7,263,029)
Net deferred loan fees	(686,750)	(519,271)

Net loans	618,634,171	543,192,040

PREMISES AND EQUIPMENT, NET	5,824,760	5,466,332

ACCRUED INTEREST RECEIVABLE	2,512,374	2,375,102

DEFERRED INCOME TAXES, NET	3,563,619	3,908,751

DERIVATIVE INSTRUMENTS	2,677,306	2,321,643

OTHER REAL ESTATE OWNED	652,500	652,500

OTHER ASSETS	11,676,790	343,505

TOTAL ASSETS	$921,812,822	$756,065,550

LIABILITIES AND SHAREHOLDERS’ EQUITY

DEPOSITS:
Noninterest-bearing demand	$94,871,769	$141,395,150
Interest-bearing demand	51,114,265	52,803,427
Regular savings	73,750,262	66,940,672
Money market accounts	25,886,843	19,210,512
Time $100,000 and over	430,008,463	314,852,717
Other time	91,813,016	69,707,230

Total deposits	767,444,618	664,909,708

REPURCHASE AGREEMENTS SOLD	50,966,436	4,653,878

OTHER BORROWED FUNDS	18,867,449	9,921,898

ACCRUED INTEREST PAYABLE	2,588,192	2,377,963

TRUST PREFERRED SECURITIES	3,000,000

ACCOUNTS PAYABLE AND ACCRUED EXPENSES	7,292,088	4,765,136

Total liabilities	850,158,783	686,628,583

COMPANY OBLIGATED MANDITORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUST	16,534,243	16,473,092

SHAREHOLDERS’ EQUITY:
Series C Preferred Stock, $100.00 par value, 50,000 shares authorized, 50,000 shares issued and outstanding at June 30, 2003 and December 31, 2002	5,000,000	5,000,000
Common stock, $.01 par value; 30,000,000 shares authorized; 6,788,935 and 6,768,362 shares issued, respectively	67,890	67,684
Additional paid-in capital	52,567,902	52,287,390
Accumulated deficit (deficit of $8,434,037 eliminated upon quasi-reorganization on December 31, 1995)	(2,774,546)	(4,874,873)
Accumulated other comprehensive income, net of tax	258,550	483,674

Total shareholders’ equity	55,119,796	52,963,875

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$921,812,822	$756,065,550

FLORIDA BANKS, INC.

CONDENSED STATEMENTS OF OPERATIONS (Unaudited)

	Three-Month Period Ended		Six-Month Period Ended
	June 30,		June 30,

	2003	2002	2003	2002

INTEREST INCOME:
Loans, including fees	$10,733,616	$7,947,575	$20,019,244	$15,177,735
Investment securities	308,810	571,360	717,489	1,146,494
Federal funds sold and repurchase agreements	118,298	156,728	222,660	359,587

Total interest income	11,160,724	8,675,663	20,959,393	16,683,816

INTEREST EXPENSE:
Deposits	3,906,341	3,454,760	7,640,569	6,940,273
Repurchase agreements	106,382	125,323	207,274	251,458
Borrowed funds	170,251	107,967	274,914	225,103

Total interest expense	4,182,974	3,688,050	8,122,757	7,416,834

NET INTEREST INCOME	6,977,750	4,987,613	12,836,636	9,266,982
PROVISION FOR LOAN LOSSES	963,686	1,027,516	1,852,725	1,407,950

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,014,064	3,960,097	10,983,911	7,859,032

NONINTEREST INCOME:
Service fees	598,291	401,070	1,116,736	769,518
Gain on sale of mortgage loans	3,068,609		5,340,235
Mortgage loan processing fees	858,078		1,335,631
Mortgage loan origination fees	341,089	79,696	523,026	172,132
Other noninterest income	301,963	87,781	536,211	164,105

	5,168,030	568,547	8,851,839	1,105,755

NONINTEREST EXPENSES:
Salaries and benefits	6,390,489	2,522,202	11,504,383	4,711,045
Occupancy and equipment	652,953	506,740	1,281,757	973,290
Data processing	278,248	200,282	537,234	397,196
Dividends on preferred security of subsidiary trust	203,759	140,758	425,835	223,740
Other	1,616,238	899,734	2,827,562	1,597,604

	9,141,687	4,269,716	16,576,771	7,902,875

INCOME BEFORE PROVISION FOR INCOME TAXES	2,040,407	258,928	3,258,979	1,061,912

PROVISION FOR INCOME TAXES	671,226	97,427	1,097,008	404,089

NET INCOME	$1,369,181	$161,501	$2,161,971	$657,823

PREFERRED STOCK DIVIDENDS	62,329	20,008	123,973	140,058

NET INCOME APPLICABLE TO COMMON SHARES	$1,306,852	$141,493	$2,037,998	$517,765

EARNINGS PER COMMON SHARE:
Basic	$0.19	$0.02	$0.30	$0.08

Diluted	$0.19	$0.02	$0.29	$0.08

FLORIDA BANKS, INC.
Summary Financial Highlights (Unaudited)

	Three-Month Period Ended		Six-Month Period Ended
	June 30,		June 30,

	2003	2002	2003	2002

Net interest income	$6,977,750	$4,987,613	$12,836,636	$9,266,982
Provision for loan losses	963,686	1,027,516	1,852,725	1,407,950

Net interest income after provision for loan losses	6,014,064	3,960,097	10,983,911	7,859,032
Noninterest income	5,168,030	568,547	8,851,839	1,105,755
Noninterest expense	9,141,687	4,269,716	16,576,771	7,902,875

Income before provision for income taxes	2,040,407	258,928	3,258,979	1,061,912
Provision for income taxes	671,226	97,427	1,097,008	404,089

Income before preferred stock dividends	$1,369,181	$161,501	$2,161,971	$657,823
Preferred stock dividends	62,329	20,008	123,973	140,058

Net income applicable to common shares	$1,306,852	$141,493	$2,037,998	$517,765

Earnings per common share
Basic	$0.19	$0.02	$0.30	$0.08

Diluted	$0.19	$0.02	$0.29	$0.08

Weighted average shares
Basic	6,785,506	6,552,607	6,784,051	6,124,728

Diluted	6,995,086	6,662,100	6,932,307	6,208,273

Net interest rate spread	3.03%	3.09%	2.92%	2.93%
Net interest margin	3.39%	3.69%	3.31%	3.54%
Noninterest income ratio	2.38%	0.40%	2.16%	0.40%
Overhead ratio	4.20%	3.03%	4.05%	2.88%
Return on average assets	0.60%	0.10%	0.50%	0.19%
Return on average equity	9.57%	1.22%	7.53%	2.20%

	June 30,	December 31,	June 30,
	2003	2002	2002

Total assets	$921,812,822	$756,065,550	$637,965,087
Loans, net	$618,634,171	$543,192,040	$486,166,768
Deposits	$767,444,618	$664,909,708	$525,001,547
Shareholder’s equity	$55,119,796	$52,963,875	$47,002,791
Book value per common share (Basic)	$7.39	$7.09	$6.99
Book value per common share (Diluted)	$7.17	$6.99	$6.90

Financial information contained in this news release is derived from the unaudited Condensed Balance Sheets and unaudited Condensed Statements of Operations for the indicated periods. Percentage changes are calculated on the actual amount of the change and dollar amounts are rounded for presentation purposes. Complete quarterly financial statements are available on the Company’s website (www.flbk.com) under the Financial Releases section of Investor Relations

FLORIDA BANKS, INC.
AVERAGE BALANCES, INCOME AND EXPENSES AND RATES (Unaudited)

	Three-Month Period Ended			Three-Month Period Ended
	June 30, 2003			June 30, 2002

	Average Balance	Income / Expense	Yield / Cost	Average Balance	Income / Expense	Yield / Cost

ASSETS:
Total loans (1)	$736,495,548	$10,733,616	5.83%	$459,814,223	$7,947,575	6.91%
Investment securities (2)	46,114,716	308,810	2.68%	39,950,228	571,360	5.72%
Federal funds sold & other investments (4)	40,961,605	119,396	1.17%	40,541,424	167,567	1.65%

Total earning assets	823,571,869	11,161,822	5.42%	540,305,875	8,686,502	6.43%

Cash and due from banks	27,020,531			15,888,786
Premises and equipment, net	5,671,060			4,117,017
Other assets, net	21,813,579			8,989,803
Allowance for loan losses	(7,824,533)			(5,389,522)

Total Assets (3)	$870,252,506			$563,911,959

LIABILITIES (5):
Interest-bearing liabilities:
Interest-bearing transaction accounts	$75,372,061	209,809	1.11%	$25,181,077	81,859	1.30%
Savings deposits (4)	72,297,411	246,797	1.37%	77,124,332	411,716	2.14%
Time deposits	487,405,524	3,450,833	2.83%	295,382,193	2,972,014	4.02%
Repurchase agreements sold	47,447,115	106,382	0.90%	35,148,531	125,323	1.43%
Other borrowed funds	17,169,944	170,251	3.97%	9,525,312	107,967	4.53%

Total interest bearing liabilities	699,692,055	4,184,072	2.39%	442,361,445	3,698,879	3.34%

Demand deposits	90,991,105			61,168,911
Accrued interest and other liabilities	24,961,145			14,169,452
Shareholders’ equity	54,608,201			46,212,151

Total liabilities and shareholders’ equity	$870,252,506			$563,911,959

Net interest spread			3.03%			3.09%

Net interest margin			3.39%			3.69%

Noninterest expense			9,141,687			4,269,716
Overhead ratio			4.20%			3.03%

Noninterest income			5,168,030			568,547
Noninterest income ratio			2.38%			0.40%

(1)	- Average loans include mortgage loans held for sale and nonaccrual loans. All loans and deposits are domestic.

(2)	- Stated at amortized cost. All securities are taxable. The Company has no trading account securities.

(3)	- All yields are considered taxable equivalent because the Company has no tax exempt assets.

(4)	- Includes interest bearing deposits held at the Bank subsidiary.

(5)	- Trust preferred securities classified as liabilities are excluded. As these securities were only held for four days in the period ended June 30, 2003, the average balance and related interest expense is insignificant.

FLORIDA BANKS, INC.

UNAUDITED FINANCIAL HIGHLIGHTS

	Three-Month Period Ended
	June 30,

			Percentage
	2003	2002	Change

Net interest income	$6,977,750	$4,987,613	39.9%
Noninterest income	5,168,030	568,547	809.0%

Revenue	12,145,780	5,556,160	118.6%

Provision for loan losses	963,686	1,027,516	-6.2%
Noninterest expenses	9,141,687	4,269,716	114.1%
Income taxes	671,226	97,427	589.0%
Net income	1,369,181	161,501	747.8%

Preferred stock dividend	62,329	20,008	N/A

Net income applicable to common shares	$1,306,852	$141,493	823.6%

Average assets	$870,252,506	$563,911,959	54.3%

Average equity	$54,608,201	$46,212,151	18.2%

Weighted average common shares outstanding
Basic	6,785,506	6,552,607	3.6%
Diluted	6,995,086	6,662,100	5.0%

Net income per common share
Basic	$0.19	$0.02	791.9%
Diluted	$0.19	$0.02	779.6%

Cash earnings per common share
Basic	$0.19	$0.02	791.9%
Diluted	$0.19	$0.02	779.6%

Cash dividends declared on common stock	$—	$—

Return on average assets	0.60%	0.10%	498.5%
Return on average equity	9.57%	1.22%	681.6%

Period ending book value per common share
Basic	$7.39	$6.99	5.7%
Diluted	$7.17	$6.90	3.9%

FLORIDA BANKS, INC.
AVERAGE BALANCES, INCOME AND EXPENSES AND RATES (Unaudited)

	Six-Month Period Ended			Six-Month Period Ended
	June 30, 2003			June 30, 2002

	Average Balance	Income / Expense	Yield / Cost	Average Balance	Income / Expense	Yield / Cost

ASSETS:
Total loans (1)	$684,123,872	$20,019,244	5.85%	$438,790,178	$15,177,735	6.92%
Investment securities (2)	49,927,113	717,489	2.87%	39,870,141	1,146,494	5.75%
Federal funds sold & other investments (4)	40,704,950	231,468	1.14%	45,627,916	374,779	1.64%

Total earning assets	774,755,935	20,968,201	5.41%	524,288,235	16,699,008	6.37%

Cash and due from banks	27,252,456			16,317,358
Premises and equipment, net	5,606,159			3,731,000
Other assets, net	18,485,386			9,813,622
Allowance for loan losses	(7,520,891)			(5,109,818)

Total Assets (3)	$818,579,045			$549,040,397

LIABILITIES (5):
Interest-bearing liabilities:
Interest-bearing transaction accounts	$76,138,711	463,414	1.22%	$24,155,145	161,895	1.34%
Savings deposits (4)	71,126,662	527,107	1.48%	79,689,557	863,171	2.17%
Time deposits	446,797,702	6,658,856	2.98%	281,977,173	5,930,399	4.21%
Repurchase agreements sold	46,477,127	207,274	0.89%	36,180,330	251,458	1.39%
Other borrowed funds	13,107,783	274,914	4.19%	9,471,028	225,103	4.75%

Total interest bearing liabilities	653,647,985	8,131,565	2.49%	431,473,233	7,432,026	3.44%

Demand deposits	86,555,136			58,254,722
Accrued interest and other liabilities	24,238,585			12,324,647
Shareholders’ equity	54,137,339			46,987,795

Total liabilities and shareholders’ equity	$818,579,045			$549,040,397

Net interest spread			2.92%			2.93%

Net interest margin			3.31%			3.54%

Noninterest expense			16,576,771			7,902,875
Overhead ratio			4.05%			2.88%

Noninterest income			8,851,839			1,105,755
Noninterest income ratio			2.16%			0.40%

(1)	- Average loans include mortgage loans held for sale and nonaccrual loans. All loans and deposits are domestic.

(2)	- Stated at amortized cost. All securities are taxable. The Company has no trading account securities.

(3)	- All yields are considered taxable equivalent because the Company has no tax exempt assets.

(4)	- Includes interest bearing deposits held at the Bank subsidiary.

(5)	- Trust preferred securities classified as liabilities are excluded. As these securities were only held for four days in the period ended June 30, 2003, the average balance and related interest expense is insignificant.

FLORIDA BANKS, INC.
UNAUDITED FINANCIAL HIGHLIGHTS

	Six-Month Period Ended
	June 30,

			Percentage
	2003	2002	Change

Net interest income	$12,836,636	$9,266,982	38.5%
Noninterest income	8,851,839	1,105,755	700.5%

Revenue	21,688,475	10,372,737	109.1%

Provision for loan losses	1,852,725	1,407,950	31.6%
Noninterest expenses	16,576,771	7,902,875	109.8%
Income taxes	1,097,008	404,089	171.5%
Net income	2,161,971	657,823	228.7%

Preferred stock dividend	123,973	140,058	-11.5%

Net income applicable to common shares	$2,037,998	$517,765	293.6%

Average assets	$818,579,045	$549,040,397	49.1%

Average equity	$54,137,339	$46,987,795	15.2%

Weighted average common shares outstanding
Basic	6,784,051	6,124,728	10.8%
Diluted	6,932,307	6,208,273	11.7%

Net income per common share
Basic	$0.30	$0.08	255.4%
Diluted	$0.29	$0.08	252.5%

Cash earnings per common share
Basic	$0.30	$0.08	255.4%
Diluted	$0.29	$0.08	252.5%

Cash dividends declared on common stock	$—	$—

Return on average assets	0.50%	0.19%	164.0%
Return on average equity	7.53%	2.20%	241.6%

Period ending book value per common share
Basic	$7.39	$6.99	5.7%
Diluted	$7.17	$6.90	3.9%

FLORIDA BANKS, INC.
SUMMARY INCOME STATEMENT (Unaudited) for the Three-Month Periods Ended

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002

Summary Income Statement:
Interest income	$11,160,724	$9,798,669	$9,176,448	$9,066,897	$8,675,663	$8,008,153
Interest expense	4,182,974	3,939,783	4,041,207	4,126,116	3,688,050	3,728,784

Net interest income	6,977,750	5,858,886	5,135,241	4,940,781	4,987,613	4,279,369
Provision for loan losses	963,686	889,039	918,539	699,286	1,027,516	380,434

Net interest income after provision for loan losses	6,014,064	4,969,847	4,216,702	4,241,495	3,960,097	3,898,935

Noninterest income	5,168,030	3,683,809	2,178,915	755,089	568,547	537,208
Noninterest expense	9,141,687	7,435,084	5,523,744	4,578,190	4,269,716	3,633,159

Income before provision for income taxes	2,040,407	1,218,572	871,873	418,394	258,928	802,984
Provision for income taxes	671,226	425,782	328,082	152,950	97,427	306,662

Net income	1,369,181	792,790	543,791	265,444	161,501	496,322

Preferred stock dividends	62,329	61,644			20,008	120,049

Net income applicable to common shares	$1,306,852	$731,146	$543,791	$265,444	$141,493	$376,273

Earnings per common share:
Basic	$0.19	$0.11	$0.08	$0.04	$0.02	$0.07
Diluted	$0.19	$0.11	$0.08	$0.04	$0.02	$0.07

FLORIDA BANKS, INC.
SELECTED FINANCIAL DATA (Unaudited)
As of and for the Three-Month Periods Ended

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002

Summary Balance Sheet Data:
Cash and due from banks	$92,850,657	$29,036,219	$26,964,504	$30,590,467	$20,380,434	$25,828,427
Federal funds sold and repurchase agreements	27,372,000	62,528,000	62,515,000	76,465,000	84,452,000	35,507,000
Investment securities	49,446,291	50,986,298	53,651,925	49,601,971	40,177,190	49,245,517
Loans held for sale	106,602,354	89,959,868	54,674,248
Loans held for investment, net of deferred loan fees	626,631,539	589,133,735	550,455,069	514,208,314	485,802,329	434,806,785
Allowance for loan losses	(7,997,368)	(7,503,368)	(7,263,029)	(6,384,650)	(5,969,585)	(5,064,904)
Earning assets	802,054,816	785,104,533	714,033,213	633,890,635	604,461,934	514,494,398
Other assets	26,907,349	25,915,943	15,067,833	17,389,333	13,122,719	12,177,965
Total assets	921,812,822	840,056,695	756,065,550	681,870,435	637,965,087	552,500,790

Noninterest-bearing deposits	94,871,769	95,019,075	141,345,666	74,720,584	67,669,174	62,241,280
Interest-bearing deposits	672,572,849	601,663,088	523,564,042	488,125,849	457,332,373	381,986,874
Total deposits	767,444,618	696,682,163	664,909,708	562,846,433	525,001,547	444,228,154
Other borrowed funds	69,833,885	65,778,092	14,575,776	52,407,532	47,909,464	51,908,989
Other liabilities	12,880,280	7,326,385	7,143,099	5,659,005	4,526,084	4,034,826
Total liabilities	850,158,783	769,786,640	686,628,583	620,912,970	577,437,095	500,171,969
Preferred securities of subsidiary trust	16,534,243	16,503,668	16,473,092	13,537,016	13,525,201	5,789,810
Total shareholders’ equity	55,119,796	53,766,387	52,963,875	47,420,449	47,002,791	46,539,011

Performance Ratios:
Net interest margin (1)	3.39%	3.23%	3.14%	3.20%	3.69%	3.37%
Overhead ratio (2)	4.20	3.88	3.20	2.83	3.03	2.73
Noninterest income ratio (3)	2.38	1.92	1.26	0.47	0.40	0.40
Efficiency ratio (4)	75.26	77.91	75.51	80.37	76.85	75.43
Return on average assets	0.60	0.38	0.31	0.16	0.10	0.28
Return on average equity	9.57	5.45	4.52	2.22	1.22	3.21

Asset Quality Ratios:
Allowance for loan losses to total loans (excludes mortgage loans held for sale)	1.27%	1.27%	1.30%	1.24%	1.23%	1.16%
Non-performing loans to total loans	0.17	0.26	0.40	0.70	0.78	0.83
Net charge-offs to average loans	0.19	0.11	0.09	0.09	0.03	.00

(1)	Computed by dividing net interest income by average earning assets.

(2)	Computed by dividing noninterest expense by average assets.

(3)	Computed by dividing noninterest income by average assets.

(4)	Computed by dividing noninterest expense by the sum of net interest income and noninterest income.

FLORIDA BANKS, INC.

SEGMENT REPORT

FOR THE YEAR ENDED DECEMBER 31, 2002	Commercial	Mortgage		Intersegment	Consolidated
	Bank	Bank	Other	Eliminations	Total

Net interest income	$18,943,155	$61,645	$338,204		$19,343,004
Noninterest income	2,684,723	1,355,036	—		4,039,759
Provision for Loan Losses	3,025,775				3,025,775
Noninterest expense	13,689,351	911,222	3,404,236		18,004,809
Net income (loss) before taxes	4,912,752	505,459	(3,066,032)		2,352,179
Assets	694,561,452	55,234,735	70,290,850	(64,021,487)	756,065,550
Expenditures for additions to premises and equipment	2,398,326	561,600	8,410		2,968,336

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2003	Commercial	Mortgage		Intersegment	Consolidated
	Bank	Bank	Other	Eliminations	Total

Net interest income	$5,204,893	$596,153	$57,840		$5,858,886
Noninterest income	924,975	2,749,180	9,654		3,683,809
Provision for Loan Losses	889,039				889,039
Noninterest expense	4,018,892	2,368,852	1,047,340		7,435,084
Net income (loss) before taxes	1,221,937	976,481	(979,846)		1,218,572
Assets	747,045,603	91,167,106	71,039,877	(69,195,891)	840,056,695
Expenditures for additions to premises and equipment	229,002	28,231	122		257,355

FOR THE THREE MONTH PERIOD ENDED JUNE 30, 2003	Commercial	Mortgage		Intersegment	Consolidated
	Bank	Bank	Other	Eliminations	Total

Net interest income	$5,749,975	$1,192,436	$35,339		$6,977,750
Noninterest income	1,223,368	3,926,686	17,976		5,168,030
Provision for Loan Losses	963,686				963,686
Noninterest expense	4,451,941	3,367,485	1,322,261		9,141,687
Net income (loss) before taxes	1,557,716	1,751,637	(1,268,946)		2,040,407
Assets	806,484,010	108,629,995	83,933,588	(77,234,771)	921,812,822
Expenditures for additions to premises and equipment	228,328	265,720	70,828		564,876

FLORIDA BANKS, INC.
UNAUDITED FINANCIAL HIGHLIGHTS
ASSET QUALITY

	As of/for the Six Month Period Ended
	June 30,

			Percentage
	2003	2002	Change

NON-PERFORMING LOANS
Nonaccrual loans	$438,641	$618,966	-29.1%
Loans past due 90 days or more and still accruing	—	—	N/A

Total non-performing loans	438,641	618,966	-29.1%
Other real estate owned	652,500	3,187,348	-79.5%

Total non-performing assets	1,091,141	3,806,314	-71.3%
Less government guaranteed loans	—	150,836	-100.0%

Net non-performing assets	$1,091,141	$3,655,478	-70.2%

Period end total loans plus other real estate	$627,970,789	$489,354,116	28.3%
(excludes mortgage loans held for sale)
Year to date average loans	$585,164,253	$438,790,178	33.4%
(excludes mortgage loans held for sale)
Total non-performing assets as a percentage of period-end loans and other real estate	0.17%	0.78%	-77.7%
Net non-performing assets as a percentage of period-end loans and other real estate	0.17%	0.75%	-76.7%
ALLOWANCE FOR LOAN LOSSES
Allowance for loan losses	$7,997,368	$5,969,585	34.0%
Provision for loan losses	1,852,725	1,027,516	80.3%
Loans charged off	1,146,317	146,236	683.9%
Loan recoveries	27,931	15,655	78.4%
Net loan charge-offs	1,118,386	130,581	756.5%
Allowance for loan losses as a percentage of period-end loans	1.27%	1.23%	3.8%
Allowance for loan losses as a percentage of period-end total non-performing assets	732.94%	156.83%	367.3%
Allowance for loan losses as a percentage of period-end non-performing loans	1823.21%	964.44%	89.0%
Net loan charge-offs to average loans	0.19%	0.03%	542.2%

PORTFOLIO MIX (as of June 30, 2003)	Percent of
	Portfolio	Current Balance	Non-Performing	Non-Performing %

Commercial real estate owner occupied loans	25.18%	$157,980,609	$—	0.00%
Commercial real estate investment properties loans	35.12%	220,304,322	57,356	0.03%
Government guaranteed loans	0.98%	6,139,952	—	0.00%
Commercial loans	25.69%	161,130,353	86,527	0.05%
Residential mortgage loans	4.96%	31,130,448	272,080	0.87%
Installment loans	1.81%	11,331,587	22,678	0.20%
Consumer credit lines	5.87%	36,803,958	—	0.00%
Credit card outstandings	0.22%	1,351,193	—	0.00%
All other loans	0.18%	1,145,867	—	0.00%

Total loans held for investment	100.00%	$627,318,289	$438,641	0.07%